Exhibit 99.1

OneSpaWorld Announces $75 million Investment

Private Placement Anchored with Significant Investment from Steiner Leisure, OSW’s Largest Shareholder, and Management

Steiner Leisure, backed by L Catterton, to Expand Role on the Company’s Board with the Appointment of Three Directors

Nassau, Bahamas, April 30, 2020 – OneSpaWorld Holdings Limited (NASDAQ: OSW) (“OneSpaWorld,” “OSW”, or the “Company”), the preeminent global provider of health and wellness services and products on-board cruise ships and in premium destination resorts around the world, today announced a definitive agreement to sell $75 million in common equity and warrants to Steiner Leisure Limited (“SLL”) and its affiliates and other investors, including certain funds advised by Neuberger Berman Investment Advisers LLC and members of OSW management and its Board of Directors. In 2015, an L Catterton-led investor group acquired the OneSpaWorld business when it closed on the take-private of SLL. L Catterton is the largest and most global consumer-focused private equity firm in the world and its experience in the consumer sector was instrumental in developing the platform for OneSpaWorld to emerge as a public company in March 2019 and as the undisputed leader in the operation of Health and Wellness centers at sea.

Leonard Fluxman, Executive Chairman of OneSpaWorld, commented, “We are pleased to execute this agreement with and invest alongside our long-standing partner, L Catterton. L Catterton recognizes the enduring value of the cruise industry’s track record of success and growth, the proven appeal of cruising to the global travel consumer, our uniquely-positioned business model and our unmatched global market share. I am excited to have L Catterton increase their role on the Board and enhance their partnership with me and our team. This investment substantially increases our financial strength and liquidity, and attests to investor confidence in our ability to weather this unprecedented crisis, rapidly rescale our operations, and resume our historical record of profitable growth. We are incredibly proud of our team’s resilience and dedication through this difficult time and their commitment to innovate new growth and value drivers as we emerge with even greater competitive strength.”

Glenn Fusfield, Chief Executive Officer, commented: “During this extraordinary period, we have focused first and foremost on ensuring the well-being of our staff, our associates and our business partners. We have taken prudently aggressive actions to conserve our liquidity by eliminating non-essential expenses, deferring payment of our previously announced dividend and suspending our dividend program. And, we have remained closely aligned with our cruise line partners by maintaining operational agility to rapidly scale and provide our outstanding service to our partners and their passengers when voyages resume. This investment will sustain our operations through even an extended period of cancelled voyages, fuel our continued innovation of service offerings and spa experiences and enable us to fully capitalize on our commanding market share position and growth opportunities when normal operations resume.”

Marc Magliacano, L Catterton Managing Partner and OSW Director, commented: “We are proud to have the opportunity to increase our investment and further our partnership with OneSpaWorld. The cruise industry has shown unabated resilience for over 40 years, and for each disruption experienced, the industry has responded by returning to even higher passenger levels within 24 months. We have worked with OSW’s outstanding team since 2015 and now have re-committed our resources to assist OSW during these challenging times. The five year L Catterton / OSW partnership has led to the Company becoming the undisputed global leader in the operations of Health and Wellness centers around the world. Indeed, OneSpaWorld has a unique set of capabilities and resources that enable it to provide consistent innovation and a superior guest experience while making an incredibly complex business model work seamlessly and effectively. We have tremendous confidence in the OneSpaWorld team and expect that their efforts to position the Company to capitalize on opportunities presented by this disruption will further grow their market share and deliver an even safer and more exceptional experience to cruise passengers and destination resort guests when cruising and broader vacationing resumes.”

Material Terms:

•

Issuance of approximately 18.8 million common shares for a total consideration of $75 million, reflecting a 5% premium to the 20-day volume weighted average price of OneSpaWorld shares through the market close on April 29, 2020;

•

Issuance of five million warrants to purchase common shares of OSW at an exercise price of $5.75 per share. Unexercised warrants shall expire on the 5th anniversary of closing and are redeemable at the Company’s option when its shares trade to $14.50 per share;

•	Steiner Leisure will expand its representation on the Company’s Board to three of the 10 directors; and

•	The Steiner Leisure and OSW Management and Directors’ newly issued shares will be subject to lock-up for a period of 12-months from the closing

The issuance of the 18.8 million common shares and five million warrants was unanimously approved by a special committee of the board of directors (the “Board”) and, subsequently, unanimously approved by the Board. The transaction is subject to shareholder approval. Each of the OSW Management and Directors who have made a commitment in the transaction have agreed to vote their existing shares in favor of the transaction. Further information will be provided in a preliminary proxy statement to be filed with the SEC.

Under the agreement, the $75 million invested in OneSpaWorld will be in the form of common shares and warrants of the Company. Proceeds from the investment will be used for general, corporate and working capital purposes and to pay transaction fees and expenses.

The special committee was advised by Nomura Securities International, Inc. as financial advisor and DLA Piper LLP (US) as legal counsel. Kirkland & Ellis served as legal counsel to SLL. Nomura Securities International, Inc. also acted as sole placement agent for the transaction. White & Case LLP served as legal counsel to Nomura Securities International, Inc.

Business Update:

Following the completion of this investment, the Company expects to have the resources available to maintain limited operations for more than 24 months with monthly cash burn expected to approximate $2.5 million prior to $1.1 million in monthly debt service. With this capital raise, the Company expects to remain in compliance with its loan agreements for the foreseeable future.

The Company noted further that the investment provides additional resources to develop innovation in its service offerings and wellness experiences, as well as additional support to quickly allow OneSpaWorld to resume operations and fully capitalize on its market share position and growth opportunities, driven by the many advantages of its business model, when conditions warrant.

In light of the cruise industry’s response to the Global COVID-19 pandemic, and the cruise industry’s U.S. operations being subject to the U.S. Centers for Disease Control and Prevention (“CDC”) No Sail Order, which was extended on April 9, 2020 to continue until the earliest of (i) the expiration of the Secretary of Health and Human Services’ declaration that COVID-19 constitutes a public health emergency, (ii) the date the Director of the CDC rescinds or modifies the No Sail Order or (iii) 100 days after the order appears on the Federal Register, which would be July 24, 2020, the Company has taken the following actions:

•	Closed all spas on ships where voyages have been cancelled;

•	Closed all U.S. and Caribbean-based destination resort spas and the majority of Asian-based destination resort spas;

•	Repatriated 45% of all cruise ship personnel, eliminating all ongoing expenses related to these employees;

•	Continue to work towards repatriating substantially all remaining cruise ship personnel as soon as is practical;

•	Furloughed 96% of U.S. and Caribbean-based destination resort spa personnel and 37% of corporate personnel;

•

Suspended its first quarter and full year 2020 guidance issued on February 26, 2020, noting that it continues to expect a meaningful negative impact from cancelled voyages and resort spa closures, but cannot provide a reasonable basis for guidance at this time;

•	Eliminated all non-essential operating and capital expenditures; and

•	Withdrew its dividend program until further notice and deferred payment of the dividend declared on February 26, 2020 until approved by the Board of Directors.

The offer and sale of the securities described herein is being made in a transaction not involving a public offering and has not been registered under the Securities Act of 1933, as amended, or any state securities laws. Accordingly, the securities may not be reoffered or resold in the United States absent registration with the U.S. Securities and Exchange Commission (the “SEC”) or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the securities issued in connection with this transaction.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About OneSpaWorld

Headquartered in Nassau, Bahamas, OneSpaWorld is one of the largest health and wellness services companies in the world. OneSpaWorld’s distinguished spas offer guests a comprehensive suite of premium health, wellness, fitness and beauty services, treatments, and products currently onboard 176 cruise ships and at 68 destination resorts around the world. OneSpaWorld holds the leading market position within the fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and a history of service and product innovation that has enhanced its guests’ personal care experiences while vacationing for over 50 years.

About L Catterton:

With over $15 billion of equity capital across seven fund strategies in 17 offices globally, L Catterton is the largest consumer-focused private equity firm in the world. L Catterton’s team of more than 150 investment and operating professionals partners with management teams around the world to implement strategic plans to foster growth, leveraging deep category insight, operational excellence, and a broad thought partnership network. Since 1989, the firm has made over 200 investments in leading consumer brands. L Catterton was formed through the partnership of Catterton, LVMH, and Groupe Arnault. For more information about L Catterton, please visit www.lcatterton.com.

About Neuberger Berman

Neuberger Berman, founded in 1939, is a private, independent, employee-owned investment manager. The firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity, real estate and hedge funds—on behalf of institutions, advisors and individual investors globally. With offices in 24 countries, Neuberger Berman’s diverse team has 2,300 professionals. For six consecutive years, the company has been named first or second in Pensions & Investments Best Places to Work in Money Management survey (among those with 1,000 employees or more). The firm was awarded an A+ in every category in the latest 2019 PRI report for our approach to ESG integration across asset classes. The firm manages $330 billion in client assets as of March 31, 2020. For more information, please visit our website at www.nb.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business and our results of operation and liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s shareholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://onespaworld.com/investor-relations/ or by directing a written request to: allison.malkin@icrinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the prospectus supplement filed by the Company with the SEC on October 2, 2019. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s shareholders.

Contacts:

For OneSpaWorld:

ICR:

Investors:

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

For L Catterton:

Andrea Rose / Julie Oakes / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

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